Exhibit 10.2

AMENDMENT NO. 1 AND WAIVER

THIS AMENDMENT NO. 1 AND WAIVER (this “Amendment”), dated as of January 4, 2010, is among HEALD REAL ESTATE, LLC, a Delaware limited liability company (the “Borrower”), HEALD CAPITAL, LLC, a Delaware limited liability company (“Holdings”), and BANK OF AMERICA, N.A. (the “Lender”).

W I T N E S S E T H:

WHEREAS, the Borrower, Holdings and the Lender are parties to that certain Credit Agreement, dated as of March 24, 2009 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, Corinthian Colleges, Inc., a Delaware corporation (“CCI”), intends to acquire (the “Acquisition”) directly, and indirectly through Holdings’ parent entities, 100% of the limited liability company interests of Holdings;

NOW, THEREFORE, the parties hereto hereby covenant and agree as follows:

ARTICLE I.

DEFINITIONS

Capitalized terms for which meanings are provided in the Credit Agreement (as amended hereby) are, unless otherwise defined herein, used in this Amendment with such meanings.

ARTICLE II.

AMENDMENTS

As of the Effective Date, the Credit Agreement is hereby amended in accordance with this Article II:

SECTION 2.1. Section 1.01 of the Credit Agreement is hereby amended by inserting the following definitions in the appropriate alphabetical order:

“Amendment and Restatement” means an amendment and restatement of this Agreement pursuant to which, inter alia, (i) portions of the Term Loan shall be assigned to at least two additional lenders in an aggregate amount of not less than $15,000,000, (ii) Bank of America shall assume the role of Administrative Agent and certain agency provisions will be added to the Credit Agreement in accordance with market practice and (iii) certain other provisions of the CCI Credit Agreement shall have been incorporated into the Credit Agreement.

“CCI Credit Agreement” means that certain Third Amended and Restated Credit Agreement, dated as of September 30, 2009, among Corinthian Colleges, Inc., a Delaware corporation, as the domestic borrower, Everest Colleges Canada, Inc., as Canadian borrower, various lenders, Bank of America, N.A., as the domestic administrative agent, and Bank of America, N.A., acting through its Canada Branch, as Canadian administrative agent.

SECTION 2.2. Section 1.01 of the Credit Agreement is hereby amended by replacing the definition of “Collateral Documents” in its entirety as follows:

“Collateral Documents” means, collectively, the Mortgages, each of the mortgages, collateral assignments, or other similar agreements and instruments delivered to the Lender in connection with this Agreement, and each of the other agreements, instruments or documents that creates or purports to create a Lien in favor of the Lender for the benefit of the Secured Parties.

SECTION 2.3. Article VI of the Credit Agreement is hereby amended by inserting a new Section 6.19 thereof in the appropriate numerical order as follows:

“6.19 Amended and Restated Credit Agreement. Enter into an Amendment and Restatement satisfactory to the Lender in its reasonable discretion by not later than February 26, 2010.”

SECTION 2.4. Section 8.01 of the Credit Agreement is hereby amended by replacing the periods at the end of clauses (l) and (n) thereof with semicolons followed by the word “or” and by inserting a new clause (o) thereof in the appropriate order as follows:

“(o) CCI Credit Agreement Cross-Default. There occurs any “Event of Default” as such term is defined in the CCI Credit Agreement.

ARTICLE III.

WAIVERS AND CONSENTS

SECTION 3.1. From and after the Effective Date through February 26, 2010, the Lender hereby waives (a) compliance by the Borrower, Holdings, Heald Education, LLC, a Delaware limited liability company (“Heald Education”), and Heald College, LLC, a California limited liability company (“Heald College”), with the covenants set forth in Article VI and Article VII of the Credit Agreement, (b) any and all Defaults and Events of Default under the Credit Agreement and each of the other Loan Documents (other than any Event of Default under subsections (a), (f), (g) or (o) of Section 8.01 of the Credit Agreement) and (c) compliance with the mandatory prepayment requirement under Section 2.03(b) of the Credit Agreement. On February 26, 2010, the waivers set forth herein shall expire without any further action by any Person.

SECTION 3.2. The Lender hereby agrees that, as of the Effective Date, the Security Agreement, any control agreements, any intellectual property security agreements, pledge agreements, consents to pledge agreements, stock powers, assignments separate from certificates, and other documents or instruments delivered in connection therewith (excluding, for the avoidance of doubt, the Mortgages, any subordination, nondisturbance, attornment or other agreements related thereto and any UCC-1 fixture filings filed with the recorder of the county where the applicable mortgaged property is located) (collectively, the “Personal Property Security Documents”), and all liens of any kind, nature, or description, whenever and however arising, which the Lender may have on any of the personal property and assets of the Borrower or any other Loan Parties under the Personal Property Security Documents, are hereby terminated and cease to be in effect and all parties thereto are hereby released from all rights and obligations thereunder.

The Lender agrees to deliver to the Borrower promptly after the Effective Date all original stock certificates and other instruments in the Lender’s possession and all requisite UCC-3 termination statements, releases of liens, discharges, terminations and other release documentation, executed by it if necessary, releasing the Lender’s liens and security interests in all of the personal property and assets of the Borrower and the other Loan Parties; provided that to the extent any such collateral is pledged under any loan documents entered into in connection with the CCI Credit Agreement, such collateral shall be delivered directly into the possession of Bank of America, N.A., as the domestic administrative agent under the CCI Credit Agreement (the “Domestic Administrative Agent”). As of the Effective Date, the Lender hereby authorizes the Borrower to file such necessary and appropriate UCC termination statements and such other releases, discharges and instruments necessary or appropriate to effect such release. Further, the Lender agrees to take all reasonable additional steps requested by the Domestic Administrative Agent or the Borrower as may be necessary to release its security interests in any collateral granted under the Personal Property Security Documents and terminate the Personal Property Security Documents.

SECTION 3.3. The Lender hereby agrees that the Acquisition and the termination of the Personal Property Security Documents and the liens under the Personal Property Security Documents shall not (a) constitute a Default or an Event of Default under the Credit Agreement or any of the other Loan Documents, or (b) constitute a default, an event of default or a termination event or result in an early termination date under the Secured Hedge Agreement.

SECTION 3.4. The Lender hereby consents to the delivery of guaranties and pledge agreements to the Domestic Administrative Agent and Bank of America, N.A., acting through its Canada Branch, as Canadian administrative agent under the CCI Credit Agreement (the “Canadian Administrative Agent”), by the Borrower, Holdings, Heald Education and Heald College in connection with the CCI Credit Agreement and to granting of a security interest in the collateral described in such pledge agreements to the Domestic Administrative Agent and the Canadian Administrative Agent, as applicable.

ARTICLE IV.

CONDITIONS TO EFFECTIVENESS

The amendments in Article II and the waivers and consents in Article III shall become effective on the date (the “Effective Date”) when all of the conditions set forth in this Article IV have been completed to the satisfaction of the Lender on or before January 4, 2010.

SECTION 4.1. Bank of America shall have received counterparts hereof executed on behalf of the Borrower, Holdings and the Lender.

SECTION 4.2. CCI shall have delivered the Guaranty substantially in the form of Exhibit B hereto.

SECTION 4.3. The Bank shall have received a written affirmation and consent from the Guarantors with respect to (a) the obligations of the Borrower and (b) any Collateral Documents executed by such Guarantor in the form of Exhibit A hereto.

SECTION 4.4. The Acquisition shall have been consummated.

ARTICLE V.

RETENTION OF RIGHTS, ETC.

SECTION 5.1. Limitation to its Terms. This Amendment strictly shall be limited to its terms.

SECTION 5.2. Retention of Rights. Except to the extent otherwise provided in Article III, neither the execution, delivery nor effectiveness of this Amendment shall operate as a waiver of (or forbearance with respect to) any present or future Default or Event of Default or as a waiver of (or forbearance with respect to) the ability of the Lender to exercise any right, power, and/or remedy, whether under any Loan Document and/or under any applicable law, in connection therewith. As provided in Section 9.03 of the Credit Agreement, no failure on the part of the Lender to exercise, and no delay in exercising, any right under the Credit Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.

SECTION 5.3. Limited Waiver and Amendment. Without limiting the generality of Section 5.1, the waiver and amendments set forth herein shall be limited precisely as provided for herein to the provision expressly waived and amended herein and shall not be deemed to be amendments to, waivers of, consents to or modifications of any other term or provision of the Credit Agreement or of any transaction or further or future action on the part of the Borrower or Holdings which would require the consent of the Lender under the Credit Agreement.

ARTICLE VI.

MISCELLANEOUS

SECTION 6.1. Representations and Warranties. Each of the Borrower and Holdings represents and warrants the following:

(a) the execution, delivery and performance of this Amendment have been duly authorized by all necessary limited liability company action of the Borrower and Holdings, and do not and will not conflict with or result in any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which the Borrower, Holdings or their respective property is subject, and this Amendment constitutes a legal, valid and binding obligation of the Borrower and Holdings, enforceable against the Borrower and Holdings in accordance with its terms, except as enforcement may be limited by (i) applicable Debtor Relief Laws and (ii) the application of general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law); and

(b) the execution, delivery and performance by the Borrower and Holdings of this Amendment do not and will not (i) conflict with or result in any breach or contravention of, or the creation of any Lien under, any material Contractual Obligation to which the Borrower or Holdings, as applicable, is a party or affecting the Borrower, Holdings or the properties of the Borrower, Holdings or any of their respective Subsidiaries, (ii) violate any Law, or (iii) contravene the terms of any of the Borrower’s or Holdings’ Organization Documents.

SECTION 6.2. Loan Document. This Amendment is a Loan Document and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement.

SECTION 6.3. Reaffirmation of Obligations. The Borrower and Holdings hereby acknowledge that the Loan Documents and the Obligations constitute the valid and binding Obligations of the Borrower and Holdings enforceable against the Borrower and Holdings in accordance with their respective terms, and the Borrower and Holdings hereby reaffirm their respective Obligations under the Loan Documents. The Lender’s entry into this Amendment or any of the documents referenced herein, the Lender’s negotiations with any party with respect to any Loan Document, the Lender’s acceptance of any payment from the Borrower, Holdings, any Guarantor or any other party of any payments made to the Lender prior to the date hereof, or any other action or failure to act on the part of the Lender shall not constitute (a) a modification of any Loan Document (except as expressly amended, consented or waived hereby) or (b) a waiver of any Default or Event of Default under the Loan Documents, or a waiver of any term or provision of any Loan Document (except as expressly amended, consented or waived hereby).

SECTION 6.4. Estoppel. To induce the Lender to enter into this Amendment, each of the Borrower and Holdings hereby acknowledges and agrees that there exists no right of offset, defense, counterclaim or objection in favor of the Borrower or Holdings as against the Lender with respect to the Obligations.

SECTION 6.5. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

SECTION 6.6. Execution in Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be an original and all of which shall constitute together but one and the same agreement.

SECTION 6.7. Integration. This Amendment represents the agreement of the Borrower, Holdings and the Lender with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

SECTION 6.8. Governing Law and Waiver of Jury Trial. Without limiting the generality of Section 6.2 hereof, the terms of Sections 9.13 (Governing Law; Jurisdiction; Etc.), 9.14 (Waiver of Jury Trial) and 9.15 (California Judicial Reference) of the Credit Agreement are incorporated herein as though set forth in full.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

HEALD REAL ESTATE, LLC, a Delaware limited liability company

By:	/s/ Peter C. Waller
Name:	Peter C. Waller
Title:	Chief Executive Officer

HEALD CAPITAL, LLC, a Delaware limited liability company

By:	/s/ Peter C. Waller
Name:	Peter C. Waller
Title:	Chief Executive Officer

BANK OF AMERICA, N.A., as the Lender

By:	/s/ Karin S. Barnes
Name:	Karin S. Barnes
Title:	Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 AND WAIVER]

EXHIBIT A

AFFIRMATION AND CONSENT

This Affirmation and Consent (this “Affirmation”) is delivered with reference to the Guaranty (the “Guaranty”) dated as of March 24, 2009, made by each of the parties hereto in favor of Bank of America, as the Lender. Capitalized terms used but not defined herein are given the meanings set forth for those terms in the Guaranty.

Each of the undersigned hereby consents to the execution, delivery and performance by the Borrower, Holdings and the Lender of the proposed Amendment No. 1 and Waiver (the “Amendment”), substantially in the form of the most recent draft presented to the undersigned, and agrees that nothing contained therein shall diminish, alter, amend or otherwise affect any of the undersigned’s obligations under the Guaranty.

In connection therewith, each of the undersigned hereby acknowledges that the Guaranty constitutes the valid and binding obligation of such Person enforceable against such Person in accordance with its terms, and each of the undersigned hereby reaffirms its obligations under the Guaranty. Except as expressly set forth in the Amendment, the Lender’s entry into the Amendment or any of the documents referenced therein, the Lender’s negotiations with any party with respect to any Loan Document, the Lender’s acceptance of any payment from the Borrower, Holdings, any Guarantor or any other party of any payments made to the Lender prior to the date hereof, or any other action or failure to act on the part of the Lender shall not constitute (a) a modification of any Loan Document or (b) a waiver of any Default or Event of Default under the Loan Documents, or a waiver of any term or provision of any Loan Document.

The undersigned further agrees that the Guaranty shall remain in full force and effect and is hereby ratified and confirmed. The undersigned further agrees that the execution of this Affirmation is not necessary for the continued validity and enforceability of the Guaranty but is executed to induce the Lender to approve of and otherwise enter into the Amendment.

[Signature pages to follow]

IN WITNESS WHEREOF, each of the undersigned intending to be legally bound hereby, has caused this Affirmation to be executed as of January 4, 2010.

HEALD CAPITAL, LLC, a Delaware limited liability company

By:
Name:
Title:

HEALD EDUCATION, LLC, a Delaware limited liability company

By:
Name:
Title:

EXHIBIT B

CCI GUARANTY

See attached.